UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: September 28, 2000

                              Medix Resources, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                      0-24768               84-1123311
-------------------------------   ------------------------   -------------------
(State of other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

  7100 E. Belleview Avenue, Englewood, CO                    80111
  ----------------------------------------                 ----------
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing the successful co-sponsorship of the first Annual Tahoe Summit on Healthcare Internet Connectivity.


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Exhibits

Exhibit 99.1 - Press release dated  September 28, 2000 announcing the successful
co-sponsorship  of  the  first  Annual  Tahoe  Summit  on  Healthcare   Internet
Connectivity.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MEDIX RESOURCES, INC.

Date: September 28, 2000                     By: /s/ Patricia A. Minicucci
                                                     -------------------------
                                                     Patricia A. Minicucci
                                                     Executive Vice President